Exhibit 10.10

FORM OF LOCK-UP AGREEMENT

Lock-Up Agreement

_______________, 2025

D. Boral Capital LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Re: Proposed Public Offering by Decent Holding Inc.

Ladies and Gentlemen:

The undersigned, an officer and/or director of Decent Holding Inc., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), understands that D. Boral Capital LLC (the “Placement Agent”) proposes to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with the Company providing for the public offering (the “Public Offering”) of Class A ordinary shares of the Company, par value US$0.0001 per share (the “Class A Ordinary Shares”), and certain other securities convertible into or exchangeable or exercisable for Class A Ordinary Shares. In recognition of the benefit that such an offering will confer upon the undersigned as an officer and/or a director of the Company and as consideration of the Placement Agent’s agreement to enter into the Placement Agency Agreement and proceed with the Public Offering, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Placement Agent that, during the period beginning on the date hereof and ending on the date that is 90 days from the closing date of the Public Offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Placement Agent, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Class A Ordinary Shares or any securities convertible into or exchangeable or exercisable for Class A Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Class A Ordinary Shares or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Placement Agent, provided, in each case, that (1) for transfers made pursuant to clause (i)(a) below, the Placement Agent receives a signed lock-up agreement in substantially the form of this lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, and (2) other than for purposes of clauses (ii), (iii), (iv), (v) and (vii) below, any such transfer shall not involve a disposition for value:

(i) any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned, (c) as a bona fide gift to a charity or educational institution, (d) any transfer pursuant to a qualified domestic relations order or in connection with a divorce; or (e) if the undersigned is or was an officer, director or employee of the Company, to the Company pursuant to the Company’s right of repurchase upon termination of the undersigned’s service with the Company (it being understood that (x) “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned and (y) any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee);

(ii) transactions relating to the Class A Ordinary Shares or other securities convertible into or exercisable or exchangeable for Class A Ordinary Shares acquired in open market transactions after completion of the Public Offering;

(iii) facilitating the establishment of a trading plan on behalf of the undersigned pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the transfer of Class A Ordinary Shares;

(iv) any transfers made by the undersigned to the Company to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans or arrangements disclosed in the Prospectus (as defined in the Placement Agency Agreement) or to pay the exercise price of any options issued under any such plan or arrangement which expires during the Lock-Up Period;

(v) any transfers in connection with a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Class A Ordinary Shares involving a change of control of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Class A Ordinary Shares shall remain subject to the restrictions contained herein;

(vi) any distribution or other transfer by a partnership to its partners or former partners or by a limited liability company to its members or retired members or by a corporation to its stockholders or former stockholders or to any wholly-owned subsidiary of such corporation, or in each case to a controlled affiliate of the partnership, limited liability company or corporation; and

(vii) any transfers by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions. Furthermore, no provision in this letter shall be deemed to restrict or prohibit (1) the transfer of the undersigned’s Lock-Up Securities to the Company in connection with the termination of the undersigned’s services to the Company; and (2) the exercise or exchange by the undersigned of any option or warrant to acquire any Class A Ordinary Shares or options to purchase Class A Ordinary Shares, in each case for cash or on a “cashless” or “net exercise” basis, pursuant to any share option, share bonus or other equity incentive plan, share plan or arrangement; provided, however, that the underlying Class A Ordinary Shares shall continue to be subject to the restrictions on transfer set forth in this letter.

This lock-up agreement shall automatically terminate, and the undersigned shall be released from the undersigned’s obligations hereunder, upon the earliest to occur, if any, of (i) the date of the filing with the United States Securities and Exchange Commission (the “SEC”) of a notice of withdrawal of the Company’s registration statement on Form F-1 filed with the SEC (which covers the Class A Ordinary Shares to be sold pursuant to the Placement Agency Agreement), (ii) prior to the execution of the Placement Agency Agreement, the Company advises the Placement Agent in writing that it has determined not to proceed with the Public Offering; or (iii) the Placement Agency Agreement is executed but is terminated prior to the closing of the Public Offering (other than the provisions thereof which survive termination). The obligations of the undersigned under this lock-up agreement may be waived in writing in whole or in part by the Placement Agent.

This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

# of Ordinary Shares
Held by
Signatory:

3